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                                  EXHIBIT 32.1

                 SECTION 1350 CERTIFICATIONS OF CHIEF EXECUTIVE
                      OFFICER AND CHIEF FINANCIAL OFFICER

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Biomet, Inc. (the "Company"), each hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge on the date hereof:

(a) The Annual Report on Form 10-K of the Company for the Fiscal Year Ended May 31, 2004 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Dane A. Miller
                                          Dane A. Miller, Ph.D.
                                          President and Chief Executive Officer
                                          August 12, 2004

                                          /s/ Gregory D. Hartman
                                          Gregory D. Hartman
                                          Senior Vice President - Finance,
                                          Chief Financial Officer and Treasurer
                                          August 12, 2004

The foregoing certification is being furnished to the Securities and Exchange Commission as an exhibit to the Form 10-K and shall not be deemed to be considered filed as part of the Form 10-K.